EXHIBIT 10.1

MASTER AGREEMENT

     THIS MASTER AGREEMENT (the “Master Agreement” and together with the Annex(s) and Collateral Documents (defined below) this “Agreement”), dated as of February 8, 2005, is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and MasterCard International Incorporated (“MasterCard”), a Delaware corporation, with offices located at 2000 Purchase Street, Purchase, New York 10577-2509 (each a “Party” and collectively the “Parties”).

Master Agreement Effective Date: January 1, 2005

MasterCard International Incorporated		JPMorgan Chase Bank, National Association

By:		By:

Name:	Alan Heuer	Name:	Diane Eshleman

Title:	Chief Operating Officer	Title:	Chief Procurement Officer

Date:		Date:

The Annex(s) (each, an “Annex”) checked in the table below are attached hereto and incorporated herein as of the date of this Master Agreement, whether or not separately executed:

     ☒ Services Annex

The parties may agree to additional Annex(s) by signing documents that state that they are incorporated into this Agreement, each of which will be incorporated herein upon execution by the Parties.

BACKGROUND

     MasterCard and its Affiliates (as defined below) are in the business of providing to other entities debit and credit card related programs and services. JPMorgan Chase Bank or an Affiliate (“JPMC”) may from time to time wish to enter into an arrangement with MasterCard for the use of such programs and services from MasterCard and its Affiliates. JPMC is licensed to issue cards bearing the MasterCard, Cirrus and/ or Maestro names and marks pursuant to the MasterCard Bylaws and Rules, the Cirrus Worldwide Operating Rules, regional Maestro licensor rules, and any other directive, memorandum, policy, or other requirement imposed by MasterCard, Maestro, Cirrus, or any other of MasterCard’s Affiliates relating to MasterCard cards, as such bylaws and rules, operating rules, licensor rules, directives, memoranda, policies, or other requirements may be amended from time to time (the “Rules”). “Affiliate” of a Party, means any entity that Controls, is Controlled by, or is under common Control with the Party specified now as well as in the future. “Control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of an entity through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the Parties agree that **** , and their successors in interest, are Affiliates of JPMC.

     This Agreement sets forth the master terms and conditions that will govern MasterCard’s and MasterCard’s Affiliates’ relationship with JPMC for the programs and services set forth in any applicable Annex(s) (“Programs”). Each Party will name one of its employees as the primary liaison with the other party for each such Program (each a “Relationship Manager”).

     NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and MasterCard agree as follows:

     1. Construction.

     1.1 Collateral Document(s). All exhibits, schedules and appendices attached hereto (“Collateral Documents”) are hereby incorporated by reference herein.

     1.2 References. In the Agreement, the words “including” or “includes”, and the phrase “e.g.” shall all mean “including without limitation.” Any express reference to any regulation or applicable law (an “Enactment”) includes references to: (a) that Enactment as amended, extended, or applied by or under any other enactment before or after the date hereof; (b) any enactment which that Enactment re-enacts (with or without modification); and (c) any subordinate but applicable enactment (applicable by its terms or the terms of such Enactment) made before or after the date hereof. Unless the context otherwise specifically requires, all references to Sections of the Agreement shall refer to all subsections thereof.

     1.3 Headings. The Section and subsection headings of the Agreement are for reference and convenience only and shall not be considered in the interpretation of the Agreement.

2. Confidentiality.

     2.1 Confidential Information. “Confidential Information” means with respect to:

          (a) JPMC: ****

          (b) MasterCard: ****

          (c) each Party: **** .

     2.2 General Confidentiality Obligations

          (a) JPMC and MasterCard consider it mutually beneficial that, in connection with the transactions contemplated by this Agreement, (i) JPMC disclose certain Confidential Information to MasterCard, and (ii) MasterCard disclose certain Confidential Information to JPMC. Each of JPMC and MasterCard agree to treat the Confidential Information of the other Party as confidential and proprietary to such other Party in accordance with the terms and conditions of the Agreement. For purposes of the Agreement, the Party providing Confidential Information and such Party’s Affiliates, as applicable, shall be referred to as the “Disclosing

Party,” and the Party receiving the Confidential Information and such Party’s Affiliates, as applicable, shall be referred to as the “Receiving Party.”

          (b) Except as otherwise expressly permitted under this Agreement or as set forth in any license granted by MasterCard to JPMC, the Receiving Party shall not (i) disclose, duplicate, copy, transmit or otherwise disseminate in any manner whatsoever any Confidential Information of the Disclosing Party; (ii) use the Confidential Information of the Disclosing Party (A) for the Receiving Party’s own benefit or the benefit of any third party, (B) to the Disclosing Party’s detriment or (C) for any purpose other than performance of the Disclosing Party’s obligations hereunder; (iii) commercially exploit any Confidential Information of the Disclosing Party or (iv) acquire any right in, or assert any lien against, the Confidential Information of the Disclosing Party.

          (c) The Receiving Party may disclose relevant aspects of the Disclosing Party’s Confidential Information to the Receiving Party’s and its Affiliates’ directors, officers, consultants, ****, employees, attorneys and accountants to the extent that such disclosure is necessary for the performance of the Receiving Party’s obligations under the Agreement; provided that:

               (i) the Receiving Party shall take all reasonable measures to ensure that the Confidential Information of the Disclosing Party is not disclosed or duplicated in contravention of the provisions of the Agreement by such directors, officers, consultants, ****, employees, attorneys and accountants;

               (ii) the Receiving Party shall assume full responsibility for the acts or omissions of the parties receiving the Confidential Information from or through the Receiving Party; and

               (iii) before disclosing any Confidential Information of the Disclosing Party, all such persons receiving Confidential Information shall (A) if not employees of the Receiving Party or otherwise legally bound by reason of their professional relationship with the Receiving Party, be subject to a written confidentiality agreement with the Receiving Party consistent with the terms of the Agreement, (B) have a need to know such Confidential Information for performance related to the Agreement and (C) have been informed of the confidential nature of the Confidential Information.

          (d) The obligation to treat information as Confidential Information as provided by this Section 2.2 (General Confidentiality Obligations) shall not apply to information that (i) is publicly available through no action of the Receiving Party in violation of the Agreement, (ii) was in the Receiving Party’s possession prior to disclosure by the Disclosing Party, (iii) the Receiving Party can demonstrate to have been developed by the Receiving Party independently and without reference to any Confidential Information that the Disclosing Party has disclosed to the Receiving Party, (iv) was obtained by the Receiving Party from third parties not known to the Receiving Party to be bound by an obligation of confidentiality to the Disclosing Party or (v) is required to be disclosed by applicable law, rule or regulation or pursuant to a judicial, legislative or administrative process or procedure; provided, however, that in the event that the Receiving Party discloses information pursuant to this subsection 2.2(d)(v), then the Receiving Party shall give sufficient notice to the Disclosing Party to allow the Disclosing Party to file for a protective order.

          (e) Upon termination of this Agreement or any applicable Annex(s), pursuant to which the Confidential Information was disclosed, or upon the Disclosing Party’s earlier request, the Receiving Party **** shall promptly give over to the Disclosing Party, all of the Disclosing Party’s Confidential Information then in the Receiving Party’s **** possession. The Receiving Party **** shall retain no part or copy of any of the Disclosing Party’s Confidential Information and, if requested in writing, shall certify their respective compliance with the foregoing provision.

          (f) The Receiving Party acknowledges that its obligations under the Agreement with regard to (i) trade secrets of the Disclosing Party shall remain in effect for as long as such information shall remain a trade secret under applicable law, and (ii) all other Confidential Information of the Disclosing Party shall remain in effect for a period of five (5) years after the expiration or earlier termination of the applicable Annex(s) to which such other Confidential Information pertains.

          (g) The Receiving Party acknowledges the competitive value and confidential nature of the Disclosing Party’s Confidential Information and that disclosure thereof to any third party could be harmful to the Disclosing Party, competitively and otherwise. If the Receiving Party, or any party to whom the Receiving Party transmits the Confidential Information pursuant to the Agreement, becomes legally compelled to disclose any of the Confidential Information, then the Receiving Party, to the extent permitted by law, shall provide the Disclosing Party with prompt written notice so that the Disclosing Party may seek a protective order or other appropriate remedy and shall cooperate with the Disclosing Party in seeking reasonable protective arrangements. If such protective order or other remedy is not obtained, then the Receiving Party shall furnish only that portion of the Confidential Information that, in the written opinion of its counsel, is legally required, and the Receiving Party shall exercise its reasonable best efforts to obtain reasonable assurance that confidential treatment shall be accorded to the Confidential Information. JPMC may disclose MasterCard’s Confidential Information to any bank regulatory authority having jurisdiction over JPMC and requiring such Confidential Information without providing prior Notice to MasterCard, provided that JPMC will use reasonable commercial efforts to provide Notice to MasterCard reasonably promptly after disclosing such Confidential Information to such regulatory authority.

          (h) The Receiving Party acknowledges and agrees that, given the nature of the Confidential Information and the damage that may result to the Disclosing Party if information contained therein is disclosed to any third party in breach of the obligations set forth in the Agreement, money damages might not be a sufficient remedy for any breach of the Agreement by the Receiving Party, and that, in addition to all other remedies, the Disclosing Party shall be entitled to seek specific performance and injunctive or other equitable relief as deemed proper or necessary by a court of competent jurisdiction as a remedy for any such breach.

          (i) If MasterCard or JPMC is required to file this Agreement as an exhibit to any report or other filing with the Securities and Exchange Commission (the “SEC”), such Party shall file with the Secretary of the SEC an application requesting confidential treatment of the

Agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at or about the time of such filing, provided that no such filing shall be deemed to violate this Section 2.2. Prior to making such filing, the Party filing this Agreement with the SEC shall: (i) consult with the other Party regarding the specific Agreement provisions for which confidential treatment shall be requested from the SEC; and (ii) incorporate the comments of the other Party with respect thereto to the extent that it determines in good faith that such comments are consistent with the filing Party’s disclosure obligations under the Exchange Act.

     2.3 Unauthorized Acts. In the event of any unauthorized possession, use, knowledge, disclosure or attempt thereof with respect to any Confidential Information, or loss of, or inability to account for such Confidential Information, the Receiving Party shall to the extent permitted by law: (a) promptly notify the Disclosing Party; (b) promptly furnish to the Disclosing Party full details thereof, and use reasonable efforts to assist the Disclosing Party in investigating such event; (c) reasonably cooperate with the Disclosing Party in any litigation and investigation against third parties deemed necessary by the Disclosing Party to protect its proprietary rights in the Confidential Information; and (d) promptly use all reasonable efforts to prevent a recurrence of the unauthorized act or attempt. JPMC and MasterCard shall each bear their own respective costs incurred as a result of compliance with this Section 2.3 (Unauthorized Acts).

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3. Representations and Warranties.

     3.1 Representations and Warranties of JPMC. JPMC represents, warrants and covenants that: (a) it is a National Association validly existing and in good standing; (b) it has all requisite power and authority to execute, deliver and perform its obligations under the Agreement; and (c) it is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on its ability to fulfill its obligations under the Agreement.

     3.2 Representations and Warranties of MasterCard. MasterCard represents, warrants and covenants that: (a) it is a corporation, validly existing and in good standing under the laws of the state of its incorporation; (b) it has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement; (c) it is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on its ability to fulfill its obligations under the Agreement; **** .

     3.3 Disclaimer. EXCEPT AS SPECIFIED IN THE AGREEMENT, NEITHER JPMC NOR MASTERCARD MAKES ANY OTHER WARRANTIES WITH RESPECT TO THE SERVICES AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

4. Indemnities.

     4.1 Indemnity by JPMC. Subject to the limitations contained in Section 5.1 (Limitations on Liability), JPMC agrees to indemnify, hold harmless and defend MasterCard, and its Affiliates, directors, officers, employees, agents, successors and assigns, as applicable, in accordance with the procedures described in Section 4.3 (Indemnification Procedures) hereof against all losses, liabilities, damages and claims, and all related costs and expenses (including reasonable fees, expenses and disbursements of attorneys, accountants and other experts and professionals, and costs, fees and expenses of investigation, litigation or other proceedings of any claim, default or assessment, settlement, judgment, interest, court costs and penalties) paid or payable to a third party (each a “Loss” and collectively “Losses”) arising out of, in connection with, resulting from or based on allegations of, any of the following: (a) The death or bodily injury of any agent, employee, customer, contractor, business invitee or business visitor of MasterCard to the extent caused or contributed to by JPMC’s gross negligence or willful misconduct; and (b) The damage, loss or destruction of any real or personal property owned or leased by MasterCard to the extent caused or contributed to by JPMC’s gross negligence or willful misconduct; and (c) Any alleged act or omission of JPMC, its employees, agents, and subcontractors relating to the subject matter of this Agreement, including a breach, or alleged breach, of JPMC’s obligations set forth in the Agreement, including Section 2 (Confidentiality) and Section 3 (Representations and Warranties) hereof.

     4.2 Indemnity by MasterCard. Subject to the limitations contained in Section 5.1 (Limitations on Liability), MasterCard shall indemnify, hold harmless, and defend JPMC, and its Affiliates, directors, officers, employees, agents, and assigns, as applicable, in accordance with the procedures described in Section 4.3 (Indemnification Procedures) hereof against all Losses arising out of, in connection with, resulting from or based on allegations of, any of the following: (a) The death or bodily injury of any agent, employee, customer, contractor, business invitee or business visitor of JPMC, to the extent caused or contributed to by MasterCard’s gross negligence or willful misconduct; (b) The damage, loss or destruction of any real or personal property owned or leased by JPMC to the extent caused or contributed to by MasterCard’s gross negligence or willful misconduct; (c) Any alleged act or omission of MasterCard, its employees, agents, and Subcontractors relating to the subject matter of this Agreement, including a breach, or alleged breach, of MasterCard’s obligations set forth in the Agreement, including Section 2 (Confidentiality) and Section 3 (Representations and Warranties) hereof; **** .

     4.3 Indemnification Procedures.

          (a) If a notice of commencement or threatened commencement of a claim or cause of action is received by a Party entitled to indemnification under this Agreement (“Indemnified Party”), the Indemnified Party shall give Notice thereof (“Indemnification Notice”) to the Party that is obligated to provide indemnification (“Indemnifying Party”) within thirty (30) calendar days of the Indemnified Party’s receipt of the notice of commencement or threatened commencement of the claim or cause of action. The Indemnified Party’s Indemnification Notice as provided herein shall not affect the Indemnifying Party’s indemnification obligations hereunder except to the extent the Indemnifying Party was materially prejudiced as a result of such failure.

          (b) Within fifteen (15) calendar days after the Indemnifying Party’s receipt of an Indemnification Notice, but in no event later than ten (10) calendar days before the date on which a response to a complaint or summons in connection therewith is due, the Indemnifying Party shall notify the Indemnified Party, in writing, if the Indemnifying Party acknowledges its indemnification obligations and elects to assume control of the defense and settlement of such claim or cause of action (“Election Notice”). If the Indemnifying Party delivers an Election Notice within the required time period, then the Indemnifying Party shall immediately take control of the defense and investigation of such claim or cause of action and select and engage counsel reasonably satisfactory to the Indemnified Party to handle and defend the claim or the cause of action, at the Indemnifying Party’s sole cost and expense. If the Indemnifying Party fails to deliver an Election Notice within the required time period, or delivers an Election Notice within the required time period but does not immediately take control of the defense and investigation of such claim or cause of action and select and engage counsel reasonably satisfactory to the Indemnified Party to handle and defend the claim or cause of action then the Indemnified Party shall have the right to defend the Loss in such manner as it may deem appropriate, at the sole cost and expense of the Indemnifying Party (including payment of any judgment or award and the costs of settlement or compromise of the claim or cause of action), and the Indemnifying Party shall promptly reimburse the Indemnified Party for all such costs and expenses, including payment of any judgment or award and the costs of settlement or compromise of the claim or the cause of action.

          (c) The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its counsel in the investigation, trial and defense of such claim or cause of action and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through the Indemnified Party’s own counsel or otherwise, in the investigation, trial and defense of such claim or cause of action; and any appeal arising therefrom.

          (d) The Indemnifying Party will reimburse the Indemnified Party for the costs of counsel engaged by the Indemnified Party, as such costs are incurred and upon request therefor, if:

               (i) the Indemnifying Party fails to engage counsel reasonably satisfactory to the Indemnified Party within ten (10) calendar days after the Indemnifying Party’s receipt of an Election Notice, but no later than five (5) calendar days before the date on which a response to a complaint or summons in connection therewith is due; or

               (ii) JPMC and MasterCard are parties to an action, proceeding or investigation and the Indemnified Party wishes to pursue additional or different claims and/or defenses unavailable to, or not pursued by, the Indemnifying Party.

          (e) The Indemnified Party shall not settle any claim or cause of action for which it expects indemnification from the Indemnifying Party without the Indemnifying Party’s prior written consent. The Indemnifying Party agrees to not unreasonably withhold, delay or condition its consent to any such proposed settlement; provided that (i) such proposed settlement does not involve a remedy other than the payment of money by the Indemnifying Party; (ii) the Indemnified Party and all plaintiffs or claimants agree to release unconditionally the

Indemnifying Party from any responsibility or liability with respect to the subject matter thereof and any related facts or circumstances; and (iii) the proposed settlement does not result in any harm to the Indemnifying Party’s reputation.

     4.4 Infringement Remedy. If JPMC is prohibited from using the Services or Work Product or any part thereof, as a result of, or in connection with, any claim or cause of action relating to a breach of MasterCard’s warranty under Section 3.2(f) herein or relating to MasterCard’s indemnification obligation under Section 4.2(f), then, in addition to any other rights or remedies JPMC may have, at law or in equity, MasterCard, after consultation with JPMC, may promptly take the following actions, at MasterCard’s sole expense and in the following order of precedence: (i) procure for JPMC the right to continue using the infringing item; or (ii) modify the infringing item so that it becomes non-infringing or replace the infringing item with a non-infringing item; provided that the non-infringing item (A) has equivalent features, functionality and performance as the infringing item and (B) yields substantially equivalent results as the infringing item. ****

5. Limitations on Liability; **** .

     5.1 EXCEPT AS PROVIDED IN SUBSECTION 5.2 BELOW, NEITHER PARTY SHALL HAVE ANY LIABILITY, WHETHER BASED ON CONTRACT OR TORT (INCLUDING NEGLIGENCE) FOR ANY PUNITIVE, EXEMPLARY, CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL LOSS OR DAMAGE SUFFERED BY THE OTHER PARTY, INCLUDING LOSS OF DATA, PROFITS (EXCLUDING PROFITS UNDER THE AGREEMENT), INTEREST OR REVENUE, OR USE OR INTERRUPTION OF BUSINESS, ARISING FROM OR RELATED TO THE AGREEMENT, EVEN IF SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES.

     5.2 The limitations or exculpation of liability set forth in Section 5.1 are not applicable to (i) the failure of JPMC to make undisputed payments due under the Agreement, (ii) the indemnification obligations of the Parties, (iii) breaches of Section 2 (Confidentiality), (iv) a Party’s fraud, gross negligence and willful misconduct, and (v) a Party’s Abandonment (defined herein) of its obligations under the Agreement. “Abandonment” means a Party’s cessation of performing any material portion of its obligations under this Agreement or any Annex(s).

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6. Term; Termination.

     6.1 Term. This Master Agreement is effective from the Agreement Effective Date until terminated in accordance with this Agreement (“Agreement Term”). Notwithstanding the above, upon expiration or termination of the Agreement Term, this Master Agreement shall remain in full force and effect for each then outstanding Annex(s) until the termination or expiration of such Annex(s) in accordance with its terms. In the event that all Annexes have terminated or expired in accordance with their terms, then this Agreement shall automatically terminate therewith, unless otherwise stated herein or therein.

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     6.3 Termination for Insolvency ****. If either Party: (a) files for bankruptcy; (b) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it; (c) makes an assignment for the benefit of all or substantially all of its creditors; (d) enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations; (e) recklessly or intentionally makes any material misstatement as to financial condition; or **** .

     6.4 Discontinuance of Performance. Upon receipt of any termination Notice, both Parties shall discontinue performance on the date specified in the Notice but such Notice and cessation of performance shall not affect the accrued rights or liabilities of either Party prior to receipt of such Notice.

     6.5 Other Terminations. In addition to the termination rights contained in this Section 6 (Term; Termination), there are additional termination rights provided for in this Agreement. In addition, any Annex(s) may be terminated as provided in such Annex(s).

7. Compliance with Applicable Laws.

     7.1 General. The Parties shall perform their respective obligations in a manner that complies with all Applicable Laws. If a charge of non-compliance with any Applicable Law occurs, then such charged Party shall promptly notify the other Party in writing of such charge and shall provide the other Party with a written plan to address and correct such non-compliance. A Party shall be responsible for any fines and penalties, or those portions of any fines and penalties arising from its noncompliance with any Applicable Laws. Each Party shall use commercially reasonable efforts to perform under the Agreement regardless of changes in Applicable Laws. If such changes prevent a Party from performing its obligations under the Agreement, such Party shall develop and, upon the other Party’s prior written approval, implement a suitable workaround, at such Party’s own expense, until such time as such Party can perform its obligations under the Agreement without such workaround.

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     7.3 Regulatory Actions. If permitted by Applicable Laws, each Party shall notify the other Party and any Relationship Manager of any material claim or demand which is communicated to such Party from any foreign, Federal, state and local agencies or entities that enforce Applicable Laws and/or audit a Party’s compliance therewith (“Regulator”), regarding such Party’s activities (provided such claim or demand is related to the Agreement) or any action pertaining to the foregoing which is commenced against such Party by any person or Regulator and shall keep the other Party apprised of the status and/or disposition of all such claims, demands and litigation, provided however, that nothing in this Agreement shall relieve a Party of its obligation to comply with all Applicable Laws.

8. Miscellaneous Provisions

     8.1 All notices, consents, requests, demands and other communications hereunder (“Notice”) shall be in writing and shall be deemed to have been duly given or delivered if (a) delivered personally, (b) the sooner of five (5) days or when received after mailed postage prepaid by certified mail, return receipt requested, with proper postage prepaid, (c) delivered by facsimile if a confirmation copy is immediately mailed by the sender postage prepaid by certified mail, return receipt requested as provided in (b) above or (d) delivered by recognized courier contracting for same day or next day delivery:

To JPMC:

JPMorgan Chase Bank
Strategic Sourcing Group
Contracts Group
277 Park Avenue, 37th Floor
New York, NY 10022
Fax: (212) 622-4786

With copies to:
JPMorgan Chase Bank
Legal Department/Technology
Attn.: Workflow Manager
1 Chase Manhattan Plaza, 25th Floor
New York, NY 10081
Fax: (212) 383-0800

To MasterCard:

MasterCard International Incorporated
2000 Purchase Street
Purchase, New York 10577-2509
Attn.: Gary Flood, EVP
Fax: (914) 249-4306

With copies to:

MasterCard International Incorporated
2000 Purchase Street
Purchase, New York 10577-2509
Attn.: General Counsel
Fax: (914) 249-4262

or at such other address as the Parties hereto shall have last designated by Notice to the other Party. Any item delivered personally or by recognized courier contracting for same day or next day delivery shall be deemed delivered on the date of delivery. Facsimile deliveries shall be deemed delivered on the date of transmission by the sender provided sender has evidence of successful transmission and receipt. Any item mailed shall be deemed to have been delivered on the date evidenced on the return receipt.

     8.2 Assignment, Binding Effect. The Agreement will be binding on the Parties and their respective successors and permitted assigns. Neither Party may, or shall have the power to, assign its rights and obligations under the Agreement without the prior written consent of the other Party, except that:

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     8.3 Waiver. A waiver by either of the Parties hereto of any breach by the other Party of any of the terms, provisions or conditions of the Agreement or the acquiescence of either Party hereto in any act (whether commission or omission) which but for such acquiescence would be a breach as aforesaid, shall not constitute a general waiver of such term, provision or condition of any subsequent act contrary thereto.

     8.4 Entire Agreement; Amendments.

          (a) Except as expressly provided in the Agreement, the Agreement represents the entire agreement between the Parties with respect to its subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter. No amendment to, or change, waiver or discharge of, any provision of the Agreement shall be valid unless in writing and signed by an authorized representative of both Parties.

     8.5 Publicity. A Party shall not furnish the name, trademark or proprietary indicia of the other Party as a reference, or utilize the name, trademark or proprietary indicia of such other Party in any advertising, announcements, press releases or other promotional materials including testimonials, quotations, case studies, and other endorsements. In the case of JPMC, this Section 8.5 is applicable to JPMorgan Chase & Co., or any Affiliate thereof (including JPMC). No exceptions are granted without the prior written consent of such other Party. In the case of JPMC, such written consent must be obtained from the Brand Administration Group, Marketing and Communications, of JPMorgan Chase & Co. Either Party’s consent will be granted or withheld in the sole and absolute discretion of such other Party.

     8.6 Severability. If a court of competent jurisdiction under Applicable Law declares any provision hereof invalid, such provision shall be ineffective only to the extent of such invalidity, so that the remainder of that provision and all remaining provisions of the Agreement will continue in full force and effect and the Parties shall immediately commence negotiations in good faith to reform this Agreement to make alternative provisions herein that reflect the intentions and purposes of the severed provision in a manner that does not run afoul of the basis for such unenforceability or invalidity.

     8.7 Counterparts. The Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     8.8 Force Majeure. To the extent that either Party’s performance of any of its obligations pursuant to the Agreement is prevented, hindered or delayed, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts or labor difficulties or any other cause beyond the reasonable control or anticipation of a Party, (a “Force Majeure Event”), and such non-performance could not have been prevented by reasonable precautions, then the non-performing Party shall be excused from any further performance of those obligations. The non-performing Party shall only be excused for so long as such Force Majeure Event continues and such Party continues to use its best efforts **** recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, work around plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party by telephone of the occurrence of the Force Majeure Event and describe the Force Majeure Event in reasonable detail (to be confirmed in writing within two days of the inception of such delay). If any Force Majeure Event prevents or restricts a Party’s performance under this Agreement and such Party does not within sixty (60) consecutive days recommence performance, the other Party may, upon Notice, terminate the Agreement. The occurrence of a Force Majeure Event does not limit or otherwise affect a Party’s obligation to provide either normal recovery procedures or any other disaster recovery services as provided under the Rules. ****

     8.9 Dispute Resolution.

          (a) All disputes arising under or relating to the Agreement shall be referred to a representative of each Party prior to the escalation of such dispute. If the dispute is not resolved within three (3) days after such referral, the Parties shall immediately escalate the dispute pursuant to Paragraph (b) below.

          (b) Immediately upon receipt of the Notice of the dispute, the Relationship Managers shall work to resolve the dispute. If the dispute is not resolved within five (5) days after such referral, the Parties shall immediately escalate the dispute to the Chief Operating Officer of MasterCard and a senior executive of JPMC. If the dispute is not resolved within three (3) days after such referral, the parties shall immediately submit the dispute for negotiation pursuant to Subsection 8.9(c) below.

          (c) Immediately upon receipt of the Notice of the dispute, the Parties’ designated representatives shall meet (including by teleconference) for the purpose of resolving the dispute by negotiation in good faith. Upon the conclusion of the negotiation, the Parties’ designated representatives will produce a joint written recommendation, including actions to be taken with respect to any issues not agreed upon or remaining unresolved. The Parties agree to be bound by any such joint written recommendation.

          (d) Each Party acknowledges that the performance of its obligations pursuant to the Agreement is critical to the business and operations of the other Party. Accordingly, in the event of a dispute between the Parties, both Parties shall continue to perform their obligations under the Agreement in good faith during the resolution of such dispute unless and until the Agreement is terminated in accordance with the provisions hereof.

          (e) Notwithstanding anything to the contrary in this Subsection 8.9(e), the language in it will not be construed to prevent either Party from (i) terminating the Agreement pursuant to Section 6 (Term; Termination) of this Master Agreement; or (ii) instituting litigation to (A) avoid, based on a well-founded belief, the expiration of any limitations period applicable to a particular claim, (B) preserve a superior position with respect to creditors, (C) seek a temporary restraining order or other immediate injunctive relief or (D) if the Party who wishes to institute the litigation has in good faith attempted the negotiation described in Subsection 8.9(b) above and objectively believes in good faith that it has and will continue to fail to resolve the Parties’ dispute or disputes.

     8.10 Governing Law; Venue. The Agreement and any action arising hereunder shall be construed in accordance with and be governed by the laws of the State of New York, without regard to the United Nations Convention on the International Sale of Goods. Each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of the Agreement must be brought solely and exclusively in the United States District Court for the Southern District of New York, or in the state courts of the State of New York, as appropriate and the parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such proceeding brought in such courts and any claim that any such proceeding brought in such courts has been brought in an inconvenient forum. If the UCITA is enacted as part of the law of New York, it shall not govern any aspect of the Agreement, any license granted hereunder, nor any of the Parties’ rights and obligations arising pursuant to the Agreement. The Agreement and the Parties’ rights and obligations hereunder shall be governed by the law as it existed prior to the enactment of the UCITA. Each Party hereby irrevocably waives all rights to trial by jury in any legal proceeding arising out of or relating to the Agreement.

     8.11 Third Party Beneficiaries. Except as specified in the Agreement, the Parties do not intend to create any obligations of or any rights, causes of action or benefits in favor of any person or entity other than JPMC or MasterCard.

     8.12 Interpretation of Documents. In the event of a conflict between (a) the terms of the Master Agreement and the terms of any Collateral Document, then the terms of the Collateral Document(s) shall prevail, (b) the terms of the Master Agreement and the terms of the applicable Annex(s), then the terms of such applicable Annex(s) shall prevail, (c) the terms of the applicable Annex(s) and the terms of the Collateral Document(s), then the terms of the Collateral Document(s) shall prevail, and (d) any reference in the Agreement to an article, section or exhibit, and the heading of such article, section or exhibit referred to in connection therewith, then the heading of such article, section or exhibit referred to in connection therewith shall prevail.

     8.13 No Interference. Nothing contained in the Agreement shall be deemed to preclude a Party from entering into arrangements that are the same as or are similar to the arrangement described in the Agreement with any other entities (including to, entities that provide programs that are the same as or are similar to the Programs).

     8.14 Covenant of Further Assurances. JPMC and MasterCard covenant and agree that, subsequent to the execution and delivery of the Agreement and, without any additional consideration, each of JPMC and MasterCard shall execute and deliver any further legal instruments and perform any acts, which are or may become necessary to effectuate the purposes of the Agreement.

     8.15 Negotiated Terms. The Parties agree that the terms and conditions of the Agreement are the result of negotiations between the Parties and that the Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of the Agreement.

     ****

     8.17 Relationship Between Parties. Nothing in this Agreement is intended to or shall be construed to constitute or establish an agency, joint venture, partnership or fiduciary relationship between the Parties, and neither Party shall have the right or authority to act for or on behalf of the other Party.

     ****

     8.20 MasterCard Rules. JPMC and MasterCard are entering into this Master Agreement, together with Annex(s) and Collateral Document(s) for the purposes of agreeing to certain rights and obligations that are consistent with, but supplemental to the Rules, or in some cases not covered by existing Rules. Notwithstanding the foregoing, nothing in this Agreement shall be construed to modify JPMC’s and MasterCard’s respective rights and obligations under the Rules.

     ****

MASTER AGREEMENT EXHIBIT A

Form of Second Tier Quarterly Report

****

Legal Company Name	Date Report Submitted	Report Period	Report Period YTD
MasterCard International Inc.	MM/DD/YY	XQ20___: MM/DD- MM/DD	$for reporting period $

****	****	****	YTD
Company Name:	****
Address:
State:
City:
Zip Code:
Phone Number:
Contact Name:
****

Indirect Detail	Current Period	YTD

****	****	****

Per Period **** :	Current Period	YTD

****	****	****

****	****	****

****	****	****

Per Period ****:	Current Period	YTD

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

****

SERVICES ANNEX

     THIS SERVICES ANNEX (“Services Agreement”), dated as of February 8, 2005, is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and MasterCard International Incorporated (“MasterCard”), a Delaware corporation, with offices located at 2000 Purchase Street, Purchase, New York 10577-2509.

Master Agreement Effective Date: January 1, 2005

MasterCard International Incorporated      JPMorgan Chase Bank, National Association

Master Agreement Effective Date: January 1, 2005

MasterCard International Incorporated		JPMorgan Chase Bank, National Association

By:		By:

Name:	Alan Heuer	Name:	Diane Eshleman

Title:	Chief Operating Officer	Title:	Chief Procurement Officer

Date:		Date:

     NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMC and MasterCard (each a “Party” and collectively the “Parties”) agree as follows:

1. Construction

     1.1. Terms. Capitalized terms used but not defined in this Annex will have the meanings given to them in the Master Agreement. References in this Annex to Sections will refer to the Sections of this Annex unless otherwise noted.

     1.2. References. In this Services Agreement, the phrase “as part of the Services” means that the services described are included as a part of the Services (defined herein) for the fees specified herein and no additional charge shall be payable by JPMC in connection therewith, unless otherwise stated herein; however, any failure to include a specific reference to, or mention of the phrase “as part of the Services” in connection with any services shall not imply or be construed to mean that the services described are not included as a part of the Services for the fees specified herein or that an additional charge may be payable by JPMC in connection therewith, unless otherwise stated herein.

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          (a) The term “Services” includes (i) the services set forth in a Schedule or as otherwise mutually agreed (including the development and delivery of Work Product (defined below), if any); and (ii) material additional resources that are not referenced herein but are required for performance of the Services.

          (b) The term “Work Product” means any deliverables, services, or any materials created or developed under the Agreement by or for MasterCard **** or for which MasterCard is otherwise responsible hereunder or under any Schedule(s), unless such materials are explicitly deemed not to be Work Product in such Schedule(s). ****

     1.3. Schedule(s). Each Schedule(s) (defined below) shall be deemed to incorporate by reference the terms and conditions of the Agreement and shall constitute a separate and binding contract between the JPMC entity or entities and the MasterCard entity or entities that sign the Schedule(s).

2. Services

     2.1. Scope of the Services Generally.

          (a) During the Services Term (defined below), in the event that the Parties agree to the performance of certain Services, MasterCard and JPMC shall work in good faith to complete and execute a form (including any exhibits) that describes the Services to be performed (including any Service Levels (defined below), specifications or other Work Product) (“Schedule”). Services provided to JPMC by MasterCard shall be governed by the terms set forth in the Master Agreement, the Services Agreement, Collateral Documents and such additional terms as are contained in the applicable Schedule.

     ****

     2.2. Performance of Services. MasterCard shall provide to JPMC the Services as agreed in the Schedule(s). MasterCard understands that prompt performance and delivery by MasterCard of all Services is required by JPMC in order to enable JPMC to meet its schedules and commitments, and that MasterCard shall adhere to **** the work and staffing schedules, any performance schedule or timetable for Services (“Timetable”) and any performance standards contained in such Schedule(s) or any other performance standards relating to the Services as may be mutually agreed upon by the parties in writing (“Service Levels”).

     ****

3. Management and Control; Reporting

     3.1. Periodic Meetings. At either Party’s request, or at such times as are set forth in the applicable Schedule, JPMC’s designated representative and MasterCard Relationship Manager shall meet, at mutually agreed upon locations, to discuss and evaluate their relationship, including (a) activities and objectives under the Agreement or any applicable Schedule and Service Levels, (b) operational procedures or other aspects of the Agreement, including customer service, pricing, market conditions (including opportunities to achieve cost reduction), budgets and long range goals, (c) recommend and discuss long-term strategic planning including

  3

development work and new releases, (d) any other issues that impact either Party, or the Services or (e) other issues deemed appropriate by the Parties. Each Party shall be responsible for its own expenses relating to such meetings.

     3.2. Reports. Throughout each Services Term, and as part of the Services, MasterCard shall maintain and provide to JPMC, as provided by such Schedule, (a) all performance reports measuring MasterCard’s **** performance against the applicable Service Levels and such other reports as are reasonably requested by JPMC from time to time (“Reports”) in content and format specified by such Schedule, in both hardcopy and in an electronic form, and (b) such documentation and information as may be reasonably requested by JPMC from time to time in order to verify the accuracy of the Reports. At JPMC’s request, MasterCard shall promptly correct any material errors or inaccuracies in the Reports. All Reports shall be provided in English and/or any other languages specified by JPMC and agreed upon in writing by the Parties.

4. Intellectual Property Rights

     4.1. Ownership of Pre-Existing, Outside and Independently Developed Materials. Each Party or its licensors will retain ownership, together with all related Intellectual Property Rights, of (i) all third party-owned materials provided by a Party under each applicable Schedule; (ii) all materials developed or acquired by a Party prior to the effective date of the applicable Schedule or independently from performance of the Services, and (iii) all other materials made generally available by MasterCard to its members and any works based on such generally available materials, including, without limitation enhancements, modifications or new developments.

     4.2. Ownership of Work Product Created Pursuant to Schedules and Not Made Generally Available to members. Any Work Product produced by MasterCard during the term of this Agreement not intended to be made generally available to its members shall be performed under a Schedule negotiated with JPMC. Each such Schedule will specify that Work Product created to the specifications of JPMC pursuant to that Schedule will be “Type I Materials”, “Type II Materials”, “Type III Materials”, “Type IV Materials”, “Type V Materials” or “Type VI Materials”, (the foregoing a “Type”) or otherwise as both Parties agree. If a Type is inadvertently not specified in the Schedule, the Parties will negotiate in good faith that Schedule when the oversight is discovered to assign a reasonable and mutually agreeable Type for the Work Product developed under that Schedule. All disputes arising under or relating this Section 4.2 shall be resolved pursuant to Section 8.9 of the Master Agreement.

          (a) Type I Materials. JPMC will have all right, title, and interest (including but not limited to ownership of Intellectual Property Rights) in and to Type I Materials. MasterCard shall have no license or other rights in any Type I Materials, except residual rights to use any ideas, concepts, know-how, or techniques which MasterCard employees are exposed to in the course of providing Type I Materials and which are retained in the unaided memories of MasterCard employees, provided that such use does not violate JPMC’s patent rights or copyrights or any other restriction expressly identified in a Schedule. An employee’s memory is unaided if the employee has not intentionally memorized the information for the purpose of retaining and subsequently using or disclosing it. Upon expiration or earlier termination of the Master Agreement, the Services Agreement or the applicable Schedule, as the case may be, or

  4

upon JPMC’s earlier request, MasterCard shall immediately surrender to JPMC all Type I Materials or any component of such Type I Materials designated by JPMC in writing. MasterCard shall retain no part or copy of any Type I Materials. If requested by JPMC, MasterCard shall certify in writing its exacting compliance with the foregoing provision.

          (b) Type II Materials. MasterCard or third parties will have all right, title, and interest (including but not limited to ownership of Intellectual Property Rights) in and to Type II Materials. MasterCard will deliver one copy of the Type II Materials to JPMC. MasterCard hereby grants JPMC and its Affiliates, an irrevocable, perpetual, nonexclusive, worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, export, sublicense and distribute (within JPMC and its Affiliates) copies of, and prepare derivative works based on, Type II Materials.

          (c) Type III Materials. JPMC will have all right, title, and interest (including but not limited to ownership of Intellectual Property Rights) in and to Type III Materials. MasterCard will retain one copy of the Type III Materials. JPMC grants to MasterCard (i) an irrevocable, perpetual, nonexclusive, worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, export, sublicense and distribute (internally and externally) copies of, and prepare derivative works based on, Type III Materials and (ii) the right to authorize others to do any of the foregoing.

          (d) Type IV Materials. JPMC will have all right, title, and interest (including but not limited to ownership of patent rights and copyright) in and to Type IV Materials. MasterCard will retain one copy of the Type IV Materials. JPMC grants to MasterCard (i) an irrevocable, perpetual, exclusive (as to everyone but JPMC), worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, import, sublicense, distribute (internally and externally) copies of, and prepare derivative works based on, Type IV Materials and (ii) the right to authorize others to do any of the foregoing.

          (e) Type V Materials. MasterCard will have all right, title, and interest (including but not limited to ownership of Intellectual Property Rights) in and to Type V Materials. JPMC will retain one copy of the Type V Materials. MasterCard grants to JPMC (i) an irrevocable, perpetual, nonexclusive, worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, export, sublicense and distribute (internally and externally) copies of, and prepare derivative works based on, Type V Materials and (ii) the right to authorize others to do any of the foregoing.

          (f) Type VI Materials. MasterCard will have all right, title, and interest (including but not limited to ownership of patent rights and copyright) in and to Type VI Materials. JPMC will retain one copy of the Type VI Materials. MasterCard grants to JPMC (i) an irrevocable, perpetual, exclusive (as to everyone but MasterCard), worldwide, paid-up, royalty free license to use, execute, reproduce, display, perform, import, sublicense, distribute (internally and externally) copies of, and prepare derivative works based on, Type IV Materials and (ii) the right to authorize others to do any of the foregoing.

     4.3. Works-Made-For-Hire. All Type I Materials, Type III Materials and Type IV Materials shall be considered a “work-made-for-hire” to the extent permissible under applicable

  5

law and are otherwise hereby irrevocably assigned to JPMC without further charge or cost, subject to MasterCard’s rights in Type III Materials and Type IV Materials above. Type II Materials, Type V Materials and Type VI Materials will not be considered “work-made-for-hire.” Each Party will prepare and execute such applications, assignments and other instruments and provide such cooperation reasonably requested by the other Party to give full effect to the provisions of this paragraph.

     ****

     4.6. Consents.

          (a) All consents or approvals necessary to allow MasterCard **** to use any of the following to provide the Services: (i) Intellectual Property Rights that were, are or shall be, developed by or for JPMC, including Work Product (“JPMC Intellectual Property”), and (ii) services provided for the benefit of JPMC under JPMC’s Third Party Services contracts (“JPMC Consents”) shall be obtained by JPMC at JPMC’s sole cost and expense with MasterCard’s cooperation.

          (b) If any JPMC Consent is not obtained, then, unless and until such JPMC Consent is obtained, MasterCard shall use reasonable commercial efforts to determine and adopt, subject to the prior written approval of JPMC, such alternative approaches as are necessary and sufficient to provide the Services without such JPMC Consents, provided that nothing in this sentence shall relieve JPMC of its obligations under Section 4.6(a).

          (c) All consents, licenses, permits, authorizations or approvals of MasterCard (i) necessary to allow JPMC to use throughout an applicable Annex(s) Term all (A) third party services retained by MasterCard **** in order to provide the Services and (B) third party Intellectual Property Rights necessary to provide the Services, or (ii) required by legislative enactment and regulations applicable to MasterCard that are legally required to be obtained in connection with the performance of the Services (“MasterCard Consents”) shall be obtained by MasterCard at MasterCard’s sole cost and expense with JPMC’s cooperation.

5. Payments

     5.1. Fees. JPMC or the JPMC Affiliate, which executed the applicable Schedule, shall be solely responsible to pay to MasterCard or the MasterCard Affiliate providing Services any fees or charges due to MasterCard set forth in an applicable Schedule. MasterCard or the MasterCard Affiliate providing Services shall be solely responsible to pay to JPMC or the JPMC Affiliate, which executed the applicable Schedule, any fees or charges due to JPMC set forth in the applicable Schedule. Any fees related to the Services will be calculated as set forth in each applicable Schedule.

     ****

6. Taxes

     6.1. Responsibility for Paying Taxes; Generally

  6

          (a) (i) The Parties acknowledge that MasterCard may purchase goods or services from third parties in connection with the provision of Services to JMPC. MasterCard shall be responsible for any sales, service, value-added, use, excise, consumption, and any other taxes or duties on such purchases, including taxes imposed on MasterCard’s acquisition or use of such goods or services.

               (ii) Unless JPMC provides MasterCard with a valid and applicable exemption certificate or as otherwise provided in this Section, JPMC will be responsible for sales, use, excise, services, consumption and other taxes or duties (excluding value added tax) that are assessed on the provision of the Services and for which MasterCard invoices JPMC before the expiration of the applicable JPMC statutory period for assessment of deficiencies.

               (iii) Except when separately identified by Schedule or as otherwise provided in this Section, JPMC will be responsible for value-added taxes that are assessed on the provision of the Services (including the reimbursement of expenses), any particular goods provided to JPMC by MasterCard, its Affiliates or **** the charges for such goods or Services. If a value added tax is later assessed against MasterCard due to a change in law or otherwise, on the provision of the Services, however levied or assessed, except for assessments levied against MasterCard for administrative errors by MasterCard (e.g. incorrect calculation of the quantum of VAT due), to the extent MasterCard may not recover or obtain a credit for such tax, both parties will negotiate in good faith and agree on a commercial resolution to this issue to their mutual satisfaction.

               (iv) When Services are specifically identified in the Schedule as being subject to value-added taxes, MasterCard will be responsible for levying such taxes on the provision of the Services and JPMC will be responsible for paying those taxes in addition to the consideration payable.

               (v) Any taxes assessed, as determined by JPMC, on the provision of the Services resulting from MasterCard relocating or rerouting the delivery of Services for MasterCard’s convenience to, from or through a location other than the location approved by JPMC as of the Effective Date of the applicable Schedule, shall be paid by JPMC and JPMC shall receive a credit with respect to the fees invoiced thereunder equal to the payments made pursuant to this Subsection 6.1(a)(v).

          (b) Each of JPMC and MasterCard **** shall bear sole responsibility for all taxes, assessments and other real property related levies on its owned or leased real property, personal property (including software), franchise and privilege taxes on its business, and taxes based on its net income or gross receipts. MasterCard’s employees shall not be considered employees of JPMC by reason of their provision of Services under this contract and MasterCard shall bear sole responsibility for all payroll and employment taxes relating to its employees.

     6.2. Segregation of Fees JPMC and MasterCard shall reasonably cooperate to segregate the fees payable hereunder into the following separate payment streams: (a) those for taxable Services; (b) those for nontaxable Services; (c) those for exempt Services, (d) those for which a sales, use or other similar tax has already been paid; and (e) those for which MasterCard functions merely as a paying agent for JPMC in receiving goods, supplies or services (including

  7

leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. Where required by law to support the taxable and nontaxable classification, MasterCard shall list separately, but not necessarily identify taxability, on its invoices the portion of fees which are subject to any sales, use, excise, value-added, services, consumption or other taxes due during the term of an applicable Schedule in connection with the provision of the Services, and the total amount of any taxes MasterCard is collecting from JPMC.

     6.3. Cooperation JPMC and MasterCard shall reasonably cooperate to more accurately determine each party’s tax liability and to minimize such liability to the extent legally permissible. Where required JPMC and MasterCard shall provide and make available to the other party any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and other certificates or information reasonably requested by such other Party. Some Services delivered to certain JPMC locations are exempt from sales and use taxes. JPMC will provide MasterCard with the documentation applicable to tax exempt transactions. ****

     6.4. Assessment for Tax Deficiency. If either Party is assessed a deficiency for taxes payable by the other Party pursuant to the Agreement, the assessed Party will promptly notify the other Party of such assessment and will administratively contest such assessment to the extent it is timely requested or authorized to do so by the other Party. The other Party will be given a reasonable opportunity to participate in any such administrative contest and to review prior to submission the terms of any communication the assessed Party undertakes as part of such administrative contest. The assessed Party will not agree the amount of any such assessment without the approval of the other Party, such agreement not to be unreasonably withheld. The other Party shall indemnify and hold harmless the assessed Party from any such tax deficiency. Penalties and interest, if any, associated with such deficiency shall be the responsibility of the assessed Party where such deficiency resulted from a failure of the assessed Party to properly invoice the other Party. The other Party shall reimburse the assessed Party for all accounting and attorneys’ fees and expenses reasonably incurred in contesting such assessment at the request or upon the authorization of the other Party; provided, however, that the assessed Party shall not be required to contest any such assessment unless requested or authorized to do so by the other Party, and payment by the assessed Party of an assessed deficiency which it was not timely requested or authorized by the other Party to contest, said assessment having been promptly advised to the other Party, will be deemed a payment which the assessed Party was required to pay to the appropriate government entity.

7. Audits

     ****

     7.4. Record Retention. Both Parties shall retain and produce records and supporting documentation sufficient to document the Services and the fees paid or payable by JPMC under this Services Agreement, during the Services Term and for seven (7) years following the expiration or termination of this Services Agreement, in accordance with all Applicable Laws and the Rules and otherwise consistent with JPMC’s record retention policy, but in no event less than seven (7) years.

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8. Term and ****

     8.1. Term. The Services Agreement is effective from the Services Agreement Effective Date set forth above until terminated in accordance with the Master Agreement (“Services Term”). Notwithstanding the above, upon expiration or termination of the Services Term, this Services Agreement shall remain in full force and effect for each then outstanding Schedule(s) until the termination or expiration of such Schedule(s) in accordance with its terms. In the event that all Schedules have terminated or expired in accordance with their terms, then this Services Agreement shall automatically terminate therewith, unless otherwise stated herein or therein.

     ****

9. Changes; ****

     9.1. Changes that May Affect Services. MasterCard shall notify JPMC promptly of any organization; security-related, or other changes that adversely affect the ability of MasterCard to perform its obligations under the Master Agreement or this Services Agreement **** .

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SCHEDULE ONE

     THIS SCHEDULE ONE (together with the Agreement and any Annex(s) hereto or incorporated into this document, this “Schedule One”), dated as of February 8, 2005, is entered into between JPMorgan Chase Bank, National Association, with headquarters in Columbus, Ohio, and MasterCard International Incorporated (“MasterCard”), a Delaware corporation, with offices located at 2000 Purchase Street, Purchase, New York 10577-2509.

Schedule One Effective Date: January 1, 2005

MasterCard International Incorporated		JPMorganChase Bank, National Association

By:		By:

Name:	Alan Heuer	Name:	Diane Eshleman

Title:	Chief Operating Officer	Title:	Chief Procurement Officer

Date:		Date:

     WHEREAS, JPMorgan Chase Bank, National Association and its Affiliates with card businesses in the U.S (“JPMC”) and MasterCard (each a “Party” and together, the “Parties”) desire to enter into a relationship pursuant to which MasterCard shall provide certain discounted fees and incentives to JPMC, and JPMC shall make certain commitments to MasterCard, in each case in the United States as described in this Schedule One.

     NOW, THEREFORE, for and in consideration of the commitments set forth below, JPMC and MasterCard agree as follows:

1.	Definitions. Unless otherwise defined in Exhibit A to this Schedule One, all capitalized terms used but not defined herein are used as defined in the Agreement.

****

3.	Schedule One Term. The “Term” of this Schedule One will be deemed to have commenced on the Schedule One Effective Date and will continue, subject to Section 6 of the Master Agreement, for a period of five (5) years from the Schedule One Effective Date. Renewal of this Schedule One is as set forth in Section 10.

4.	Services. MasterCard will provide the following Services to JPMC during the Term of this Schedule One:

4.1.	Core Services including ****.

****

1

5.	Fees. For each quarter during the Term, JPMC will pay the fees as listed in Tables 5a and 5b for **** , and will receive the benefit as listed in Tables 5a and 5b for **** , in each case with respect to activity in the United States and in lieu of MasterCard Standard Pricing. Such fees and benefit will be calculated as follows. First, the **** achieved by JPMC in a quarter shall **** for such quarter pursuant to the Tables in this Section 5, provided that the rates in Table 5a shall be applied to **** and the rates in Table 5b shall be applied only to **** that is above ****. Second, the fees to be paid by JPMC shall be calculated by multiplying the relevant fee or benefit amount as set forth in the Tables in this Section 5, measured **** , by the **** determined in accordance with the preceding sentence, and then **** from the resulting fee amount **** . In each case, **** will be subtracted from the fees otherwise payable by JPMC in connection with **** , and JPMC shall pay **** . Third, the **** amount calculated pursuant to the preceding two sentences shall be **** . For example, if the **** achieved by JPMC in a quarter is **** , the **** for such quarter shall be **** . JPMC’s fees **** for such quarter shall therefore be determined in accordance with the fifth pricing column of the Tables in this Section 5, namely in the range of **** . Using this example, JPMC’s total fees for such quarter shall be determined in accordance with the following formula:

     ****

Table 5a

Baseline Pricing Structure

Tiered Schedule
	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***
****	<$***	<$***	<$***	<$***	<$***	<$***	<$***	<$***	<$***	<$***	>=$***

****	****	****	****	****	****	****	****	****	****	****	****

****	****	****	****	****	****	****	****	****	****	****	****

****	****	****	****	****	****	****	****	****	****	****	****

Table 5b

Incremental Pricing Structure

Tiered Schedule
	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***	>=$***
****	<$***	<$***	<$***	<$***	<$***	<$***	<$***	<$***	<$***	<$***	>=$***

****	****	****	****	****	****	****	****	****	****	****	****

****	****	****	****	****	****	****	****	****	****	****	****

****	****	****	****	****	****	****	****	****	****	****	****

In the event that JPMC’s annualized **** for a quarter is less than **** , the Parties agree that JPMC shall be charged MasterCard Standard Pricing on all **** for such quarter.

Notwithstanding the foregoing, JPMC shall pay MasterCard Standard Pricing on **** in accordance with the Rules; the applicable alternative rates described above will be reflected in a

2

quarterly rebate (the “Quarterly Rebate”) computed by MasterCard using information provided by JPMC in Quarterly Member Reports or such other reports as are required by the Rules (“QMR Reports”). MasterCard will pay the Quarterly Rebate to JPMC within forty-five (45) days of MasterCard receiving all QMR Reports required from JPMC for a quarter. MasterCard will pay any Quarterly Rebate to JPMC in such manner as the Parties may agree from time to time. MasterCard acknowledges that, as a result of the calculation of **** in the Tables, **** .

In addition, within forty-five (45) days of MasterCard receiving all QMR Reports required from JPMC for a Program Year, MasterCard will calculate the fees due from JPMC (or, as the case may be, the rebate due to JPMC) for such Program Year using the applicable alternative rates described in the preceding Tables, based on the actual **** achieved by JPMC in such Program Year (the “Actual Annual Incentive”). MasterCard will then reconcile the Actual Annual Incentive (as adjusted pursuant to the preceding sentence) against Quarterly Rebates paid in the Program Year in accordance with the following provisions. If the Actual Annual Incentive due to JPMC exceeds the sum of the Quarterly Rebates paid by MasterCard in such Program Year, then MasterCard will promptly pay the difference to JPMC in such manner as the Parties may agree. If the Actual Annual Incentive due to JPMC is less than the sum of the Quarterly Rebates paid by MasterCard in such Program Year, the MasterCard, may, in its discretion, require JPMC to promptly refund the balance to MasterCard in such manner as the Parties may agree, or offset such balance against any future incentives owed JPMC pursuant to this Schedule One.

****

6. Other Incentives.

     ****

6.2.	Marketing Funds. MasterCard will make funds available to support MasterCard-JPMC marketing initiatives in the United States, principally to cover third-party expenses for projects that promote both JPMC and MasterCard brands (the “Marketing Funds”). The Marketing Funds will be expended by MasterCard or paid to JPMC as agreed by the Parties in writing, such agreement not to be unreasonably withheld, conditioned or delayed, provided that JPMC will provide MasterCard with invoices and any additional supporting documentation that may be reasonably requested by MasterCard in connection with any Marketing Funds that are to be paid directly to JPMC or JPMC’s third party suppliers. The Parties may agree to use the Marketing Funds in connection with MasterCard Advisors services, in which case the value of the services to be deducted against the Marketing Funds will be as agreed between the Parties at the time of the relevant engagement and memorialized in a written statement of work executed by both Parties. MasterCard will make available Marketing Funds in the amount of **** in each Program Year during the initial Term, for a total commitment not to exceed **** . Unless agreed otherwise by the Parties, any Marketing Funds not used in a Program Year shall be forfeited and MasterCard shall have no further obligation with respect thereto. Notwithstanding any other provision of this Section 6.2, MasterCard may elect in its sole discretion not to make the Marketing Funds available in any Program Year, in the event that a **** is determined to exist pursuant to **** of this Schedule One. In the event that

3

MasterCard makes a payment of Marketing Funds in respect of any Program Year in which JPMC is later determined not to qualify for such payment as a result of the preceding sentence, JPMC will promptly refund such payment to MasterCard within thirty (30) days of the date of such determination. MasterCard will provide a monthly report to JPMC detailing how the Marketing Funds are being used and the balance remaining for each Program Year during the Term of Schedule One. In addition to the support to be provided pursuant to this Section 6.2, MasterCard may also provide additional support for business build or acquisition of co-brand, commercial or conversion portfolios.

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7.	Payments. Subject to the provisions of Section 5 of this Schedule One, JPMC shall pay all MasterCard fees through the MasterCard Consolidated Billing System (“MCBS”) as provided for in the Rules, or through such other means as the Parties may agree. Similarly, MasterCard may receive a refund of any amounts due and owing from JPMC pursuant to this Schedule One via a debit to JPMC’s account in MCBS or through such other means as the Parties may agree. The Parties agree to resolve any disputes of amounts due, owing or paid pursuant to Section 8.9 of the Master Agreement.

8.	JPMC Obligations. In consideration of the terms and conditions set forth in this Schedule One, JPMC acknowledges and agrees that it shall do the following during the Term:

8.1.	Use of Support. JPMC will use all support exclusively to grow its MasterCard Card business and will not explicitly use any support for the benefit of any payment card brand other than MasterCard.

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8.4.	Compliance.

(a)	With respect to JPMC: JPMC shall deliver a certificate to MasterCard within forty-five (45) days following the end of each Program Year representing and warranting as to JPMC’s compliance with the provisions of Sections 6.1, 8.1, 8.2 and 8.3(a).

(b)	With respect to MasterCard: MasterCard shall deliver a certificate to JPMC within forty-five (45) days following the end of each Program Year representing and warranting as to MasterCard’s compliance with the provisions of Section 8.3(b) herein and Section 8.16 of the Master Agreement.

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10.	Renewal. This Schedule One will automatically renew with respect to services at the end of the Term for up to two (2) additional one-year renewal terms, each a “Renewal Term”.

11.	Audit Right. Without prejudice to any other right or remedy under this Agreement, MasterCard may once a year request, upon reasonable notice, that JPMC make available its

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relevant accounts and records and any other information relating to JPMC’s performance of its obligations hereunder, at JPMC’s premises, during normal business hours, to MasterCard’s independent auditor working under the direction of MasterCard as the auditing party, for the purposes of verifying JPMC’s compliance with its commitments under this Agreement. JPMC shall, subject to any confidentiality obligations JPMC may have, comply with this request and provide reasonable co-operation to the auditor subject to the auditor executing such confidentiality undertakings and complying with such security procedures as JPMC may reasonably require.

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Exhibit A - Definitions

1.	“Activated Account” means a **** consumer credit or consumer debit account issued by JPMC that generates **** or more during the twelve month period prior to the date of measurement.

2.	“Actual Baseline Volume” means the actual **** achieved by JPMC in calendar year **** as reported in the QMR Reports for the calendar year of **** .

3.	“Baseline Retail Sales Volume” shall mean **** .

4.	“Competing Card” means a payment card containing the name, logo, hologram, or service marks of any payment brand that competes with MasterCard including, without limitation, Visa, Visa Electron, Interlink, American Express, Discover or Novus.

****

6.	“Converted” means the actual reissuance of plastic cards bearing the MasterCard brand marks for Activated Accounts.

7.	“Core Fees” shall mean **** .

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9.	“Existing Agreements” means: (i) the Agreement dated as of July 1, 1999 between MasterCard and The Chase Manhattan Bank related to offline debit cards, general-purpose credit and charge cards and commercial cards in the United States, as described therein; **** the Agreement dated as of January 1, 2000 between MasterCard and Bank One related to commercial cards in the Unites States, as described therein.

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11.	“MasterCard Card” shall mean a payment card containing the name, logo, hologram, or service marks of MasterCard or its Affiliates issued in accordance with the Rules.

12.	“MasterCard Co-brand Agreement” means an agreement between MasterCard, on the one hand, and JPMC, one or more of its Affiliates or one or more of its marketing partners, on the other hand, providing for certain incentives in connection with a MasterCard Card portfolio associated with such partner and certain branding commitments to MasterCard.

13.	“MasterCard Credit Volume” means **** .

14.	“MasterCard Standard Pricing” means, for any period of calculation, the standard MasterCard fees that would apply to JPMC in the absence of this Schedule One or any other incentive agreement between JPMC and MasterCard.

15.	“Non-Conversion Period” means **** .

16.	“Program Year” shall mean each twelve (12) month period ending December 31 during the Term of this Schedule One.

17.	“quarter” (and its correlative term, “quarterly”) shall refer to each of the following periods: January 1 to March 31, April 1 to June 30, July 1 to September 30, and October 1 to December 31.

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20.	“Rules” shall mean MasterCard’s Bylaws and Rules or the Cirrus Worldwide Operating Rules as amended from time to time and upon notice to JPMC.

21.	“Schedule One Effective Date” shall mean the date specified in the signature block of this Schedule One.

22.	“Support” means the obligations of MasterCard to provide preferred pricing, incentives and other payments to JPMC pursuant to this Schedule One.

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Exhibit B -

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Exhibit C -

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